UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08652

Croft Funds Corporation

(Exact name of registrant as specified in charter)

Canton House, 300 Water Street

Baltimore, Maryland 21202

 (Address of principal executive offices)

(Zip code)

Mr. Kent Croft

Canton House, 300 Water Street

Baltimore, Maryland 21202

(Name and address of agent for service)

With copy to:

Leslie Cruz, Esquire

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Registrant's telephone number, including area code: (410) 576-0100

Date of fiscal year end: April 30

Date of reporting period: October 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Croft-Leominster

Value Fund

SEMI-ANNUAL REPORT

October 31, 2005

(Unaudited)

December 31, 2005

Dear Shareholder:

For the calendar year 2005, the Value Fund outperformed the Standard & Poor’s 500 Index by a healthy margin.  Our outperformance was partially due to our investments in the basic industry, engineering, construction and energy sectors, as well as individual security selection in other sectors.

We continue to search for companies that have solid operating histories, cash flows, and earnings prospects. Additionally, we look for firms with low price to book values, tangible assets that are undervalued or overlooked, and above average long-term appreciation potential. As of 12/31/05 the Value Fund holdings had the following characteristics:

	Value Fund	S&P 500 Index
Price/2006 Earnings Estimate	13.7x	15.7x
Estimated Growth Rate	10.2%	8.0%

Over the past year our positions in a basket of Canadian energy companies, such as Nexen Corp., Canadian Natural Resources Inc., Petrobank Energy and Resources Inc., OPTI Canada Inc., and UTS Energy Corp., have been strong performers.  These firms, to varying degrees, are involved in the production of synthetic crude oil via extracting and upgrading oil sands located in Alberta, Canada.  Collectively, these firms are building the necessary infrastructure to produce over 800,000 barrels of synthetic crude oil per day over the next decade.  We continue to believe that these companies are undervalued relative to their significant reserves and multi-decade production profiles.

This year we initiated a position in Marsh & McLennan Companies, Inc., the world’s largest insurance broker.  We purchased the shares following turmoil at the company caused by several regulatory investigations.  We determined that the shares were attractively priced for the long term, even allowing for the worst case scenario.  Marsh & McLennan has since resolved most regulatory issues, allowing management to focus on the firm’s core businesses.  We believe the firm will benefit from a strong insurance pricing market, double-digit growth in its consulting operations, and a turnaround in its asset management operations.

In late June and early July of this year we eliminated our position in Cablevision Systems.  On June 20th, the Dolan family bid $7.9 billion or $33.50 per share in an attempt to take the company private.  The Dolans were primarily interested in operating the cable assets of the firm and intended to spin off the New York Knicks, Madison Square Gardens, and Radio City Music Hall.  Upon announcement of the offer, Cablevision’s share price increased over 28% and traded very near the buy-out price.  We evaluated the offer and concluded that the offer represented the full and fair value of the firm’s underlying assets and therefore eliminated the position.

We believe that our philosophy of investing is inherently risk averse.  As always, we focus on reducing portfolio downside through diversification and extensive bottom-up research while avoiding the vagaries of market timing.  Currently the Value Fund owns shares of companies across more than 30 different industries.

Thank you for your investment in the Croft-Leominster Value Fund.

Sincerely,

/s/Kent Croft

President

Croft Leominster Value Fund

Holdings Illustration

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

CROFT-LEOMINSTER VALUE FUND
		Schedule of Investments
		October 31, 2005 (Unaudited)
Shares/Principal Value		Market Value	% of Assets

Common Stock 88.97%
Accident & Health Insurance
1,200	PartnerRe Ltd.	$76,464	0.94%

Aircraft & Parts
961	Textron, Inc.	69,230
1,500	United Technologies Corp.	76,920
		146,150	1.79%
Automatic Controls For Regulating Residential & Commercial
4,322	Honeywell International, Inc.	147,812	1.81%

Biological Products
1,200	Amgen, Inc. *	90,744
3,099	Qiagen NV *	36,754
		127,498	1.56%
Cable & Other Pay Television Services
6,066	Viacom, Inc. Class B	187,864	2.30%

Chemicals & Allied Products
1,600	FMC Corp.*	87,104	1.07%

Commercial Physical And Biological Research
2,400	Pharmaceutical Product Development, Inc.	137,928	1.69%

Construction Machinery & Equipment
744	Caterpillar, Inc.	39,127	0.48%

Crude Petroleum & Natural Gas
1,556	Canadian Natural Resources Ltd.	64,123
4,344	Nexen, Inc.	179,581
1,680	Western Oil Sands, Inc. *	36,994
		280,698	3.44%
Eating & Drinking Places
1,400	McDonalds Corp.	44,240	0.54%

Electric Services
873	Pinnacle West Capital Corp.	36,456
7,963	Centerpoint Energy, Inc.	105,430
		141,886	1.74%
Electronic Connectors
12,775	Tyco International, Inc.	337,132	4.13%

Electronic & Other Electrical Equipment
2,800	General Electric Co.	94,948	1.16%

Electric & Other Services Combined
1,400	PG&E Corp.	50,932	0.62%

Fabricated Rubber Products, Nec
1,964	Gencorp, Inc. *	36,020	0.44%

Farm Machinery & Equipment
4,030	Agco Corp. *	64,440	0.79%

Fire, Marine & Casualty Insurance
4,550	Ace Ltd.	237,055
2,006	American International Group, Inc.	129,989
3,963	St. Paul Travelers	178,454
		545,498	6.68%
Gas & Other Services Combined
1,100	Sempra Energy	48,730	0.60%

General Industrial Machinery & Equipment
2,602	Ingersoll-Rand Co. Ltd.	98,330	1.20%

Heavy Construction Other Than Building Construction - Contractors
4,814	Foster Wheeler Ltd. *	136,140
3,018	Fluor Corp.	191,945
		328,085	4.02%
Industrial Instruments For Measurement, Display & Control
600	Cognex Corp.	17,148	0.21%

Industrial Organic Chemicals
2,684	Marsh & McLennan Companies, Inc.	78,239	0.96%

Industrial Trucks, Tractors, Trailers & Stackers
4,500	Terex Corp. *	247,365	3.03%

Laboratory Analytical Instruments
1,863	Perkinelmer, Inc.	41,116	0.50%

Life Insurance
900	Genworth Financial, Inc.	28,521
3,038	Prudential Financial, Inc.	221,136
		249,657	3.06%
Lumber & Other Building Materials Dealers
3,570	Lowes Companies, Inc.	216,949	2.66%

Measuring & Controlling Devices, NEC
1,400	Rockwell Automation, Inc.	74,410	0.91%

Metal Mining
3,394	Hudson's Bay Company	44,394	0.54%

Malt Beverages
1,137	Anheuser Busch Co's., Inc.	46,912	0.57%

Motor Vehicle Parts & Accessories
907	Eaton Corporation	53,359	0.65%

Motion Picture & Video Tape Production
27,159	Liberty Media Corp. Class A*	216,457
10,792	Time Warner, Inc. *	192,421
		408,878	5.00%
National Commercial Banks
4,110	Bank Of America Corp.	179,771
3,360	Citigroup, Inc.	153,821
		333,592	4.08%
Natural Gas Transmission
10,499	Williams Cos., Inc.	234,128	2.87%

Oil & Gas Field Exploration Services
4,662	Blackrock Ventures, Inc. *	35,571
1,584	Pan-Ocean Energy Corp Ltd	36,171
18,594	Petrobank Energy & Resources, Ltd. Canadian *	124,394
700	Petrobank Energy & Resources, Ltd. *	4,767
		200,903	2.46%
Orthopedic, Prosthetic, & Surgical Appliances & Supplies
1,767	Edwards Lifesciences Corp. *	73,118	0.89%

Photographic Equipment & Supplies
2,289	Eastman Kodak Co.	50,129	0.61%

Paperboard Containers & Boxes
1,500	Packaging Corp. of America	30,435	0.37%

Petroleum Refining
3,112	Opti Canada, Inc.	96,130
18,626	UTS Energy Corp.	69,289
		165,419	2.02%
Pharmaceutical Preparations
700	Johnson & Johnson	43,834
2,954	Pfizer, Inc.	64,220
2,065	Wyeth	92,016
		200,070	2.45%
Plastics, Foil, & Coated Paper Bags
1,800	Pactiv Corp. *	35,460	0.43%

Primary Smelting & Refining Of Nonferrous Metals
2,000	Inco Ltd.	80,440	0.98%

Printed Circuit Boards
698	Flextronics International Ltd. *	6,470	0.08%

Railroads, Line-Haul Operating
1,025	Kansas City Southern Industries, Inc. *	22,714	0.28%

Real Estate Agents & Managers
7,400	Cendant Corp.	128,908	1.58%

Real Estate Investment Trusts
26,000	Meristar Hospitality Corp. *	225,420
2,345	Mills Corporation	125,458
		350,878	4.29%
Retail-Department Stores
300	Dillard Department Stores, Inc. Class A	6,213
558	Sears Holding Corp. *	67,100
		73,313	0.90%
Retail-Eating & Drinking Places
2,902	Triarc Companies, Inc. Class B	47,651	0.58%

Security Brokers, Dealers & Flotation Companies
3,292	Waddell & Reed Financial, Inc.	63,141	0.77%

Semiconductors & Related Devices
1,638	International Rectifier Corp. *	48,468	0.59%

Services-Commercial Physical & Biological Research
1,000	Icon Public Limited Company * +	40,410	0.49%

Services-Educational Services
2,192	Devry, Inc. *	49,539	0.61%

Secondary Smelting & Refining Of Nonferrous Metals
1,497	Aleris International, Inc. *	38,862	0.48%

Services-Motion Picture & Video Tape Production
2,715	Discovery Holdings Corp. *	39,829	0.49%

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics
2116	Procter & Gamble Co.	118,475	1.45%

Special Industry Machinery
2,962	Pentair, Inc.	96,235	1.18%

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens)
3,323	Oregon Steel Mills, Inc. *	84,371	1.03%

Telephone Communications (No Radiotelephone)
3,408	Sprint Nextel Corp.	79,441	0.97%

Trucking & Courier Services
1,060	United Parcel Service, Inc.	77,316	0.95%

	Total Common Stock (Cost $5,442,635)	7,269,028	88.97%

Commercial Paper
300,000	American Express Credit Corp. 3.99%, 12/19/05	300,000	3.67%

	Total Commercial Paper (Cost $300,000)	300,000	3.67%

Money Market Funds
591,170	First American Treasury Obligation Fund 3.19% ** (Cost $591,170)	591,170	7.24%

	Total Investments (Cost $6,333,805)	8,160,198	99.88%

	Other Assets less Liabilities	10,100	0.12%

	NET ASSETS - 100.00%	$8,170,298	100.00%

*  Non-Income Producing Security

**  Variable Rate Security; The Coupon Rate shown represents the rate at October 31, 2005.

+  ADR – American Depository Receipt

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER VALUE FUND
Statement of Assets and Liabilities
October 31, 2005 (Unaudited)

Assets:
Investment Securities at Market Value	$ 8,160,198
(Cost $6,333,805)
Receivables:
Dividends and Interest	9,647
Due from Advisor	5,203
Prepaid Expenses	9,552
Total Assets	8,184,600
Liabilities:
Accrued Expenses	14,302
Total Liabilities	14,302
Net Assets	$ 8,170,298

Net Assets Consist of:
Paid In Capital	5,745,674
Accumulated Undistributed Net Investment Income	3,343
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	594,888
Unrealized Appreciation/(Depreciation) in Value	-
of Investments Based on Cost - Net	1,826,393
Net Assets for 401,047 Shares Outstanding
(30,000,000 shares authorized, $.001 par value for Croft Funds Corporation, which includes Croft-Leominster Value Fund and Croft-Leominster
Income Fund)	$ 8,170,298

Net Asset Value and Offering price Price Per Share	$ 20.37
($8,170,298/401,047 shares)

Short-Term Redemption Price Per Share ($20.37 x .98) *	$ 19.96

* The Fund will deduct a 2% redemption fee from redemption proceeds if purchased and redeemed within 30 days.

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER VALUE FUND
Statement of Operations

(Unaudited)
Six Months
Ended
10/31/2005
Investment Income:
Dividends	$ 45,418
Interest	13,716
Total Investment Income	59,134
Expenses:
Advisory fees (Note 3)	38,188
Transfer agent & accounting fees	12,950
Legal fees	9,023
Audit fees	6,010
Insurance expense	3,495
Custody fees	3,539
Registration fees	1,135
Printing and postage expense	900
Director fees	750
Other	410
Total Expenses	76,400
Less:
Advisory fee waiver (Note 3)	(15,460)
Net Expenses	60,940
Net Investment Income / (Loss)	(1,806)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	202,406
Change in Unrealized Appreciation (Depreciation) on Investments	510,918
Net Realized and Unrealized Gain (Loss) on Investments	713,324

Net Increase (Decrease) in Net Assets from Operations	$ 711,519

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER VALUE FUND
Statements of Changes in Net Assets
	(Unaudited)
	Six Months	For the year
	ended	ended
	April 30, 2005	April 30, 2005
Operations:
Net investment income (loss)	(1,806)	28,761
Net realized gain (loss) on investment transactions	202,406	455,697
Change in net unrealized appreciation (depreciation) on investments	510,918	164,460
Net increase (decrease) in net assets resulting from operations	711,519	648,918
Distributions to Shareholders From:
Net investment income	0	(23,613)
Net realized gains	0	(262,294)
Change in net assets from distributions	0	(285,907)
Capital Share Transactions:
Proceeds from sale of shares	236,823	942,605
Shares issued on reinvestment of dividends	0	274,836
Cost of shares redeemed	(119,202)	(835,307)
Net Increase (Decrease) from Shareholder Activity	117,621	382,134

Net Assets:
Net increase (decrease) in net assets	829,140	745,145
Beginning of year	7,341,158	6,596,013
End of period ( including accumulated undistributed net investment income of $3,343 and $5,148, respectively)	$ 8,170,298	$ 7,341,158

Share Transactions:
Shares sold	11,723	49,775
Shares issued on reinvestment of dividends	0	15,402
Shares redeemed	(6,023)	(44,210)
Net increase (decrease) in shares	5,700	20,967
Outstanding at beginning of period	395,347	374,380
Outstanding at end of period	401,047	395,347

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER VALUE FUND
					Financial Highlights
					October 31, 2005
					Selected data for a share outstanding throughout the period.
	(Unaudited)
	Six Months		For the Year	For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended	Ended
	October 31, 2005		April 30, 2005	April 30, 2004	April 30, 2003	April 30, 2002	April 30, 2001

Net Asset Value at Beginning of Period	$ 18.57		$ 17.62	$ 13.94	$ 17.25	$ 18.64	$ 16.57
Net Investment Income/ (Loss) *	(0.00)		0.08	(0.02)	0.02	(0.04)	0.05
Net Gains or Losses on Securities (Realized and Unrealized)	1.80		1.65	3.72	(3.32)	(1.07)	2.04
Total from Investment Operations	1.80		1.73	3.70	(3.30)	(1.11)	2.09

Distributions (From Net Investment Income)	0.00		(0.06)	(0.02)	0.00	(0.03)	(0.02)
Distributions (From Capital Gains)	0.00		(0.72)	0.00	(0.01)	(0.25)	0.00
Total Distributions	0.00		(0.78)	(0.02)	(0.01)	(0.28)	(0.02)

Net Asset Value at End of Period	$ 20.37		$ 18.57	$ 17.62	$ 13.94	$ 17.25	$ 18.64

Total Return (a)	9.69%		10.01%	26.55%	(19.11)%	(6.05)%	12.61%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 8,170		$ 7,341	$ 6,596	$ 5,278	$ 5,727	$ 5,438
Ratio of Expenses to Average Net Assets before waivers and reimbursement	1.89%	**	2.01%	2.05%	2.37%	2.23%	2.46%
Ratio of Net Investment Income (Loss) to Average Net Assets before waivers and reimbursement	(0.43)%	**	(0.10)%	(0.66)%	(0.71)%	(0.92)%	(0.74)%
Ratio of Expenses to Average Net Assets after waivers and reimbursement	1.50%	**	1.50%	1.50%	1.50%	1.50%	1.44%
Ratio of Net Investment Income to Average Net Assets after waivers and reimbursement	(0.04)%	**	0.41%	(0.12)%	0.16%	(0.22)%	0.28%
Portfolio Turnover Rate	22.33%	**	47.54%	46.42%	54.64%	47.79%	54.57%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

* Net investment income/loss per share amounts were calculated using the average share method.
** Annualized

The accompanying notes are an integral part of the financial statements.

CROFT FUNDS CORPORATION

CROFT-LEOMINSTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2005 (UNAUDITED)

Note 1. Organization

 The Croft-Leominster Value Fund (the “Fund”), a managed portfolio of the Croft Funds Corporation (the “Corporation”), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund is one of a series of Funds of the Corporation, which also includes the Croft-Leominster Income Fund.  The Fund’s investment objective is to seek growth of capital.  It invests primarily in common stocks of established mid-sized to large size companies believed by Croft-Leominster, Inc. (“the Advisor”) to be undervalued and have good prospects for capital appreciation.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund’s portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price. If there are no sales reported, as in the case of certain securities traded over-the-counter, the Fund’s portfolio securities will be valued by using the last reported bid price.  Many debt securities, including U.S. Government Securities, are traded in the over-the-counter market. Obligations having maturities of 60 days or less are valued at amortized cost.  Certain securities and assets of the Fund may be valued at fair value as determined in good faith by the Board of Directors or by persons acting at their direction in accordance with guidelines established by the Board of Directors. The fair value of any restricted securities from time to time held by the Fund is determined by the Advisor according to procedures approved by the Board of Directors.  Such valuations and procedures are reviewed periodically by the Board of Directors. The fair value of these securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time.

Federal Income Taxes: The Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore, no provision for income taxes is required.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other: The Fund records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the appropriate country’s tax rules and rates.

Note 3. Investment Advisory Fee and Other Transactions with Affiliates

The Fund retains Croft-Leominster Inc. as its investment advisor.  Under the terms of the management agreement, subject to such policies as the Board of Directors of the Corporation may determine, the Advisor, at its expense, will continuously furnish an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions. Pursuant to the management agreement and subject to the general oversight of the Board of Directors, the Advisor also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Fund. For the Advisor’s services, the Fund pays a fee, computed daily and payable monthly at the annual rate of 0.94% of the Fund’s average daily net assets. For the six months ended October 31, 2005, the Advisor earned fees, before the waiver described below, of $38,188.  Through August 30, 2006, the Advisor has contractually agreed to waive management fees or reimburse expenses to the Fund to limit the overall expense ratio to 1.50% (excluding ordinary brokerage commissions and extraordinary expenses) of the Fund’s average net assets.   For the six months ended October 31, 2005, the Advisor waived $15,460 of the advisory fee.

Pursuant to a plan of Distribution, the Fund may pay a distribution fee of up to .25% of the average daily net assets to broker-dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.  The Corporation elected to suspend the 12b-1 fee on May 1, 1999. The 12b-1 fee will be suspended into the foreseeable future; however, the Corporation reserves the right to terminate the suspension and reinstate the 12b-1 fee at any time in its sole discretion.

Certain Directors and officers of the Corporation are also officers and owners of the Advisor. Each “non-interested” Director is entitled to receive an annual fee of $1,000 plus expenses for services relating to the Corporation.

The Fund retains Mutual Shareholder Services (“MSS”) as transfer agent, shareholder servicing agent and accounting service agent to the Fund pursuant to transfer agency and accounting services agreements.  Under the terms of these agreements, MSS is paid an annual fee which is computed daily and paid monthly.  Transfer agency and fund accounting fees in the amount of $12,950 were paid to MSS by the Fund for the six months ended October 31, 2005.

Note 4. Capital Share Transactions

At October 31, 2005, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation (which includes the Croft-Leominster Value Fund and the Croft-Leominster Income Fund), and paid-in capital amounted to $5,745,674 for the Fund.

Note 5. Investments

For the six months ended October 31, 2005, the cost of purchases and the proceeds from sales, other than U.S. Government Securities and short-term securities, aggregated $1,261,461 and $787,262, respectively.  Purchases and sales of U.S. Government Securities aggregated $0 and $0, respectively.  As of October 31, 2005, the gross unrealized appreciation for all securities totaled $2,145,861 and the gross unrealized depreciation for all securities totaled $319,468, for a net unrealized appreciation of $1,826,393 on a tax basis.  The aggregate cost of securities for federal income tax purposes at October 31, 2005 was $6,333,805.

Note 6. Distributions to Shareholders

The tax character of distributions paid during the six months ended October 31, 2005 and fiscal year ended April 30, 2005 were as follows:

Distributions paid from:          October 31, 2005           April 30, 2005

             Ordinary Income                            $            0                    $ 23,613

             Short-Term Capital Gain                             0                     151,549

             Long-Term Capital Gain                             0                     110,745

                                                                     $           0                   $285,907

As of October 31, 2005 the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income                                                                      $3,343
Undistributed long-term capital gain/ (accumulated losses)                                                           594,888
Unrealized appreciation/ (depreciation)                                                                                       1,826,393
                                                                                                                                                                 $        2,424,624
There are no differences between book basis and tax-basis unrealized appreciation (depreciation).

Croft Leominster Value Fund

Expense Illustration

Expense Example (Unaudited)

As a shareholder of the Croft-Leominster Value Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2005 through October 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund’s and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Croft-Leominster Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2005	October 31, 2005	May 1, 2005 to October 31, 2005

Actual	$1,000.00	$1,096.93	$7.93
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CROFT FUNDS CORPORATION

CROFT-LEOMINSTER VALUE FUND

ADDITIONAL INFORMATION

OCTOBER 31, 2005 (UNAUDITED)

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-746-3322.

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period, are available without charge upon request by (1) calling the Fund at (800) 746-3322 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on July 31 and January 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on November 23, 2004. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-746-3322.

1-800-746-3322

This report is provided for the general information of the shareholders of the Croft-Leominster Value Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Croft-Leominster

Income Fund

SEMI-ANNUAL REPORT

October 31, 2005

(UNAUDITED)

December 31, 2005

Dear Shareholder:

The Croft Income Fund held up well against the Lehman Brothers Government and Corporate Index.  Our performance was aided by an increase in short term interest rates that resulted in an improvement in the yield on reserves.

Currently, 44% of the Fund’s assets are invested in short term, high-quality securities, such as U.S. Treasury Notes and high-grade commercial paper.  We believe this position is a necessary hedge against the downside risk of inflation and rising interest rates.  In an effort to increase the Fund’s yield while minimizing risk to capital, we plan to opportunistically redeploy these reserves over time as the interest rate environment evolves.

For the last 18 months the Federal Reserve Board has increased the Federal Funds rate by 25 basis points at each meeting, most recently increasing the rate to 4.25%.  We expect the Federal Reserve Board to maintain this policy of gradual rate increases through the first half of 2006, as inflation presents a risk going into the new year.  The Consumer Price Index increased at an annual rate of 4.3% and 4.7% for September and October respectively, levels above the historical average.  Much of the increase, however, is due to food and energy prices, as “core” CPI has consistently increased at a rate of approximately 2% throughout 2005.  Additionally, strong productivity growth, 4.7% in the third quarter of 2005, has helped to mitigate the impact of increased commodity prices.

As of December 31, 2005 the Income Fund had the following characteristics: net yield of approximately 4.5%, weighted average yield to maturity of 6.76%, weighted average duration (measure of sensitivity to interest rates) of 4.0 years, and weighted average maturity of 7.3 years. We continue to manage our credit risk through industry diversification and individual company analysis. We hold 54 corporate bond issues in 19 different industries. Additionally, 70.9% of the Income Fund’s assets are rated investment grade.

Thank you for your investment in the Croft-Leominster Income Fund.

With kindest regards,

Sincerely,

/s/Kent Croft

President

Croft Leominster Income Fund

Holdings Illustration

The following chart gives a visual breakdown of the Fund by the investment grade as a percentage of the portfolio of investments.

* Investment Grade are those considered by Moody to be Baa3 or higher or by Standard and Poor to be BBB- or higher.

CROFT-LEOMINSTER INCOME FUND
		Schedule of Investments
		October 31, 2005 (Unaudited)

Shares/Principal Value		Market Value	% of Assets

CLOSED END MUTUAL FUNDS - 3.06%
Taxable Bond Funds
6,200	Alliance World Dollar Gov't Fund II	$ 74,958
4,500	Salomon Brothers Worldwide Income Fund	67,590
9,600	Templeton Emerging Markets Income Fund	127,872
		270,420	3.06%

Total Closed End Mutual Funds (Cost $227,526)		$270,420	3.06%

CORPORATE BONDS AND NOTES - 52.37%

Accident & Health Insurance
40,000	Unumprovident Corp. , 7.625%, 3/01/11	41,980	0.47%

Bituminous Coal & Lignite Surface Mining
50,000	Massey Energy Co. , 6.625%, 11/15/10	50,750	0.57%

Cable TV & Cellular Telephone
100,000	Tele-Communications, Inc. Senior Debentures, 7.875%, 8/1/13	112,680	1.27%

Chemicals
65,000	ARCO Chemical Co. Debentures, 10.250%, 11/1/10	71,825
150,000	ARCO Chemical Co. Debentures, 9.800%, 2/1/20	167,250
75,000	Agrium, Inc. Debentures (Yankee), 7.800%, 2/1/27	90,007
100,000	Hanna (M.A.) Co. Notes 6.580%, 2/23/11	90,870
70,000	IMC Global, Inc. Senior Notes, 11.250%, 6/1/11	75,950
30,000	IMC Global, Inc. Senior Debentures, 9.450%, 12/15/11	31,536
30,000	IMC Global, Inc. Debentures, 6.875%, 7/15/07	30,450
99,000	Millennium American, Inc. Senior Unsecured Debentures, 7.625%, 11/15/26	93,307
		651,195	7.36%
Containers & Paper
150,000	Abitibi-Consolidated, Inc. Debentures, 7.400%, 4/1/18	123,000
45,000	Abitibi-Consolidated, Inc. Debentures, 7.500%, 4/1/28	34,650
30,000	Abitibi-Consolidated, Inc. Debentures, 8.850%, 8/1/30	25,050
		182,700	2.07%
Electric & Gas Utilities
67,000	El Paso Corp. Senior Notes, 7.000%, 5/15/11	65,995	0.75%

Electronic Instruments and Controls
40,000	Arrow Electronics, Inc. Senior Debentures, 6.875%, 6/1/18	41,588
60,000	Arrow Electronics, Inc. Debentures, 7.500%, 1/15/27	64,956
100,000	Avnet Inc. Notes, 9.750%, 2/15/08	109,200
		215,744	2.44%
Energy and Energy Services
65,000	Global Marine, Inc., Notes, 7.000%, 6/1/28	74,210	0.84%

Environmental Service/Pollution Control
50,000	Waste Management, Inc. Debentures, 7.650%, 3/15/11	55,190	0.62%

Financial Services
100,000	American Financial Group, Inc. Senior Debentures, 7.125%, 4/15/09	106,070
53,000	Capital One Bank Medium-Term Notes, 6.875%, 2/1/06	53,297
60,000	CIGNA Corp. Debentures, 7.875%, 5/15/27	72,708
20,000	Washington Mutual Cap Company Guarantee, 8.375%, 6/1/27	21,092
		253,167	2.86%
Gas & Gas Transmission
100,000	KN Energy, Inc. Senior Debentures , 7.250%, 3/1/28	110,840	1.25%

Heavy Construction other than Building Construction
100,000	Fluor Corp. Notes, 6.9500%, 3/1/07	101,000	1.14%

Home Lawn & Garden Equipment
100,000	Toro Company Debentures, 7.800%, 6/15/27	114,210	1.29%

Hotels & Motels
80,000	Cendant Corp. Notes, 6.875%, 8/15/06	81,032
250,000	ITT Corp. (New) Debentures , 7.750%, 11/15/25	253,425
		334,457	3.78%
Industrial Goods
75,000	Cummins Engine Company, Inc. Debentures, 6.750%, 2/15/27	75,562
50,000	Tyco International Group, SA Company Guarantee, 5.800%, 8/1/06	50,330
50,000	Tyco International Group, SA Company Guarantee, 6.875%, 1/15/29	55,570
		181,462	2.05%
Insurance Agents, Brokers & Service
120,000	Marsh & McLennan Co. , 5.750%, 9/15/15	116,736	1.32%

Media & Entertainment
170,000	Time Warner, Inc. Debentures, 9.150%, 2/1/23	214,319	2.42%

Miscellaneous Consumer Goods & Services
100,000	Tenneco Packaging, Inc. Debentures, 8.125% 6/15/17	116,580	1.32%

Motor Vehicle Parts & Accessories
40,000	Dana Corp. Notes, 7.00%, 3/15/28	29,400	0.33%

Mobile Homes
50,000	Champion Enterprises, Inc., 7.625%, 5/15/09	50,000	0.57%

Motor Vehicles & Passenger Car Bodies
70,000	General Motors Acceptance Corp. , 6.875%, 9/15/11	67,872	0.77%

Paper & Paper Products
100,000	Boise Cascade Corp. Debentures, 7.350%, 2/1/16	101,440
100,000	Bowater, Inc. Debentures, 9.375%, 12/15/21	97,500
		198,940	2.25%

Pipelines
150,000	Sonat Inc. Notes, 7.625%, 7/15/11	150,750	1.70%

Printing & Publishing
165,000	News America Holdings, Inc. Senior Debentures, 7.750%, 2/1/24	183,662	2.08%

Public Building & Related Furniture
110,000	Johnson Controls, Inc. , 5.000%, 11/15/06	109,945	1.24%

Radiotelephone Communications
95,000	Nextel Communications, Inc. , 7.380%, 8/1/15	100,558	1.14%

Retail Stores
55,000	Albertson's Medium-Term, Inc. Notes, 6.520%, 4/10/28	43,615
55,000	Sears Roebuck Co. , 7.500%, 10/15/27	53,411
		97,026	1.10%
Semiconductors
30,000	Flextronics Intl., Ltd. Senior Subordinated Notes, 9.875%, 7/1/10	31,800	0.36%

Special Industry Machinery, NEC
40,000	Brooks Automation, Inc., 4.750%, 6/1/08	38,448	0.43%

Steel Works, Blast Furnaces & Rolling Mills
85,000	Oregon Steel Mills, Inc. , 10.000%, 8/1/08	91,163
91,000	U.S. Steel, LLC, Senior Notes, 10.750%, 8/1/08	101,010
		192,173	2.17%

Telephones & Communications
186,000	AT&T Corp. , 8.250%, 2/1/2030	174,449
115,000	Motorola, Inc. Debentures 6.500%, 11/15/28	123,556
7,563	NYNEX Corp. Amortized Debentures, 9.550%, 5/1/10	8,311
		306,316	3.46%
Tires
80,000	Goodyear Tire & Rubber Co. Notes, 7.857%, 8/15/11	76,400	0.86%

Wholesale-Computer & Peripheral Equipment & Software
7,000	IKON Office Solutions, 7.250%, 6/30/08	7,191	0.08%

Total Corporate Bonds and Notes (Cost $4,243,587)		$ 4,633,696	52.37%

SHORT-TERM INVESTMENTS - 43.59%

Commercial Paper 37.30%
400,000	American Express Credit Corp. 3.99%, 12/19/05	400,000
500,000	Chevron Corp., 3.93%, 12/19/05	500,000
600,000	General Electric Corp., 3.98%, 12/19/05	600,000
400,000	Lasalle Bank, 3.95%, 12/19/05	400,000
400,000	Prudential Corp PLC., 3.94%, 12/19/05	400,000
500,000	Sears Roebuck & Co., 4.43%, 12/19/05	500,000
500,000	Toyota Credit Corp., 3.91%, 11/21/05	500,000
		3,300,000	37.30%

Money Market Funds - 6.30%
556,300	U.S. Bank First American Treasury Obligation, 3.19% *	556,300	6.30%

Total Cash Equivalents And Short-Term Investments (Cost $3,856,300)		$ 3,856,300	43.60%

TOTAL INVESTMENTS (Cost $8,391,185) 99.02%		8,760,416	99.02%

OTHER ASSETS LESS LIABILITIES - 0.98%		86,918	0.98%

NET ASSETS - 100.00%		$ 8,847,334	100.00%

* Variable Rate Security; the coupon rate shown represents the rate at October 31, 2005.

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND
Statement of Assets and Liabilities
October 31, 2005 (Unaudited)

Assets:
Investment Securities at Market Value	$ 8,760,416
(Cost $8,391,185) *
Receivables:
Due from Advisor	3,507
Interest and Dividends	107,420
Prepaid Registration Fees	10,214
Total Assets	8,881,557
Liabilities:
Payable for Shareholder Distributions	22,195
Accrued Expenses	12,028
Total Liabilities	34,223
Net Assets	$ 8,847,334

Net Assets Consist of:
Paid In Capital	$ 9,142,975
Accumulated Undistributed Net Investment Loss	(3,639)
Accumulated Realized Gain (Loss) on Investments - Net	(661,233)
Unrealized Appreciation/(Depreciation) in Value
of Investments Based on Cost - Net	369,231
Net Assets for 881,280 Shares Outstanding
(30,000,000 shares authorized, $.001 par value for Croft Funds Corporation which
includes Croft-Leominster Value Fund and Croft-Leominster Income Fund)	$ 8,847,334
Net Asset Value and Offering Price Per Share	$ 10.04
($8,847,334/881,280 shares)
Short-Term Redemption Price Per Share ($10.04 x 0.98) **	$ 9.84
* See Note 5 on Investments for disclosures on costs of portfolio securities.
** The Fund will deduct a 2% redemption fee from redemption proceeds if shares are purchased and then redeemed within 30 days.

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND
Statement of Operations

(Unaudited)
Six Months
ended
October 31, 2005
Investment Income:
Dividends	$ 10,288
Interest	244,933
Total Investment Income	255,221
Expenses:
Advisory fees (Note 3)	35,874
Transfer agent & Accounting fees	13,875
Legal fees	10,791
Audit fees	6,044
Insurance expense	2,534
Custody fees	2,575
Registration fees	2,535
Printing expense	925
Director Fees	750
Other	1,013
Total Expenses	76,916

Less: Advisory fees waived (Note 3)	(27,091)
Net Expenses	49,825

Net Investment Income	205,396

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	719
Change in Unrealized Appreciation (Depreciation) on Investments	(140,226)
Net Realized and Unrealized Gain (Loss) on Investments	(139,507)

Net Increase (Decrease) in Net Assets from Operations	$ 65,889

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND
Statements of Changes in Net Assets

	(Unaudited)
	Six Months	For the year
	ended	ended
	October 31, 2005	April 30, 2005
Operations:
Net investment income (loss)	$ 205,396	$ 377,059
Net realized gain (loss) on investment transactions	719	50,991
Change in net unrealized appreciation (depreciation) on investments	(140,226)	26,435
Net increase (decrease) in net assets resulting from operations	65,889	454,485
Distributions to Shareholders From:
Net investment income	(215,164)	(381,121)
Net realized gains	0	0
Net change in net assets from Distributions	(215,164)	(381,121)
Capital Share Transactions:
Proceeds from sale of shares	142,459	663,792
Shares issued on reinvestment of dividends	164,084	279,737
Cost of shares redeemed	(96,249)	(681,218)
Net Increase (Decrease) from Shareholder Activity	210,294	262,311

Net Assets:
Net increase (decrease) in net assets	61,019	335,675
Beginning of year	8,786,315	8,450,640
End of year (Including accumulated undistributed net investment
income of $3,639 and $10,192, respectively.)	$ 8,847,334	$ 8,786,315

Share Transactions:
Shares sold	13,918	64,182
Shares issued on reinvestment of dividends	16,149	27,256
Shares redeemed	(9,359)	(66,086)
Net increase (decrease) in shares	20,708	25,352
Outstanding at beginning of period	860,572	835,220
Outstanding at end of period	881,280	860,572

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND
					Financial Highlights
					October 31, 2005
				Selected data for a share outstanding throughout the period.
	(Unaudited)
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	10/31/2005		4/30/05	4/30/04	4/30/03	4/30/02	4/30/01

Net Asset Value at Beginning of Period	$ 10.21		$ 10.12	$ 9.90	$ 9.23	$ 9.24	$ 9.43
Net Investment Income *	0.24		0.45	0.52	0.57	0.59	0.72
Net Gains or Losses on Securities
(Realized and Unrealized)	(0.16)		0.09	0.22	0.67	0.04	(0.20)
Total from Investment Operations	0.08		0.54	0.74	1.24	0.63	0.52

Distributions (From Net Investment Income)	(0.25)		(0.45)	(0.52)	(0.57)	(0.61)	(0.71)
Distributions (From Capital Gains)	0.00		0.00	0.00	0.00	0.00	0.00
Return of Capital	0.00		0.00	0.00	0.00	(0.03)	0.00
Total Distributions	(0.25)		(0.45)	(0.52)	(0.57)	(0.64)	(0.71)

Net Asset Value at End of Period	$ 10.04		$ 10.21	$ 10.12	$ 9.90	$ 9.23	$ 9.24

Total Return (a)	0.75%		5.42%	7.61%	14.04%	6.91%	5.78%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 8,847		$ 8,786	$ 8,451	$ 8,158	$ 8,287	$ 7,679
Ratio of Expenses to Average
Net Assets before waiver	1.70%	**	1.68%	1.64%	1.72%	1.76%	1.91%
Ratio of Expenses to Average
Net Assets after waiver	1.10%	**	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Net Investment Income to Average
Net Assets before waiver	3.95%	**	3.79%	4.61%	5.48%	5.57%	6.92%
Ratio of Net Investment Income to Average
Net Assets after waiver	4.55%	**	4.36%	5.15%	6.11%	6.23%	7.73%
Portfolio Turnover Rate	18.46%	**	1.76%	10.15%	37.26%	23.80%	12.33%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

* Net Investment Income/loss amounts were calculated using the average share method.
** Annualized

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2005 (UNAUDITED)

Note 1. Organization

 The Croft-Leominster Income Fund (the “Fund”), is a managed portfolio of the Croft Funds Corporation (the “Corporation”), a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund is one of a series of Funds of the Corporation, which also includes the Croft Leominster Value Fund. The Croft-Leominster Income Fund seeks a high level of current income with moderate risk to principal by investing primarily in a diversified portfolio of investment grade fixed-income securities.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund’s portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price. If there are no sales reported, as in the case of certain securities traded over-the-counter, the Fund’s portfolio securities will be valued by using the last reported bid price. Many debt securities, including U.S. Government Securities, are traded in the over-the counter market. Obligations having remaining maturities of 60 days or less are valued at amortized cost.  The ability of issuers of debt securities held by the fund to meet their obligations may be affected by economic and political developments in a specific country or region.

The amortized cost value of a security is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument.  Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Fund would receive if the instruments were sold.  Consequently, changes in the market value of such portfolio instruments during periods of rising or falling interest rates will not be reflected in the computation of the Fund’s net asset value.

Certain securities and assets of the Fund may be valued at fair value as determined in good faith by the Board of Directors or by persons acting at their direction in accordance with guidelines established by the Board of Directors.  The fair value of any restricted securities from time to time held by the Fund are determined by the Advisor according to procedures approved by the Board of Directors.  Such valuations and procedures are reviewed periodically by the Board of Directors.  The fair value of these securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time.

Federal Income Taxes: The Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore, no provision for income taxes is required. Federal income tax loss carryfowards generated in prior years will be used to offset a portion of current year’s net realized gains.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: The Fund records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the appropriate country’s rules and rates.

Note 3. Investment Advisory Fee and Other Transactions with Affiliates

The Fund retains Croft-Leominster Inc. (the “Advisor”) as its investment advisor.  Under the terms of the management agreement, subject to such policies as the Board of Directors of the Corporation may determine, the Advisor, at its expense, will continuously furnish an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions. Pursuant to the management agreement and subject to the general oversight of the Board of Directors, the Advisor also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Fund.  For the Advisor’s services, the Fund pays a fee, computed daily and payable monthly at the annual rate of .79% of the Fund’s average daily net assets.  For the six months ended October 31, 2005, the Advisor earned $35,874 in fees before the waiver described below.  Through August 30, 2006, the Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Fund to limit the overall expense ratio to 1.10% (excluding ordinary brokerage commissions and extraordinary expenses) of the Fund’s average net assets.  For the six months ended October 31, 2005, the Advisor waived $27,091 of the advisory fee.

Pursuant to a plan of Distribution, the Fund may pay a distribution fee of up to .25% of the average daily net assets to broker-dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.  The Corporation elected to suspend the 12b-1 fee for the Fund on August 23, 1995.  The 12b-1 fee will be suspended into the foreseeable future; however, the Corporation reserves the right to terminate the waiver and reinstate the 12b-1 fee at any time in its sole discretion.

Certain directors and officers of the Corporation are also officers and owners of the Advisor. Each “non-interested” Director is entitled to receive an annual fee of $1,000 plus expenses for services related to the Corporation.

The Fund retains Mutual Shareholder Services (“MSS”) as transfer agent, shareholder servicing agent and accounting service agent to the Fund pursuant to transfer agency and accounting services agreements.  Under the terms of these agreements, MSS is paid an annual fee which is computed daily and paid monthly.  Transfer agency and fund accounting fees in the amount of $13,875 were paid to MSS by the Fund for the six months ended October 31, 2005.

Note 4. Capital Share Transactions

At October 31, 2005, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation (which includes the Croft-Leominster Value and the Croft-Leominster Income Fund), and paid-in capital amounted to $9,142,975 for the Fund.

Note 5. Investments

For the six months ended October 31, 2005, the cost of purchases and the proceeds from the sales, other than U.S. Government securities and short-term securities, aggregated $631,738 and $453,528, respectively.  Purchases and sales of U.S. Government securities aggregated $0 and $0, respectively. As of October 31, 2005, the gross unrealized appreciation for all securities totaled $433,439 and the gross unrealized depreciation for all securities totaled $64,208, for a net unrealized appreciation of $369,231 on a tax basis.  The aggregate cost of securities for federal income tax purposes at October 31, 2005 was $8,391,185.

The difference between book cost and tax cost represents the difference between the original cost and market value of portfolio securities at the time of conversion from a partnership to a regulated investment company on May 4, 1995.

Note 6. Distributions to Shareholders

The Fund makes quarterly income distributions. During the six months ended October 31, 2005, distributions of $0.25 aggregating $215,164 were declared and paid from net investment income.

The tax character of distributions paid during the six months ended October 31, 2005 and fiscal year ended April 30, 2005 were as follows:

Distributions from:	October 31, 2005	April 30, 2005
Ordinary Income	$215,164	$381,121
Short-Term Capital Gain	0	0
Long-Term Capital Gain	0	0
	$215,164	$381,121

As of October 31, 2005 the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/ (accumulated losses)	($ 3,639)
Undistributed long-term capital gain/ (accumulated losses)	(661,233)
Unrealized appreciation/ (depreciation)	369,231
$(295,641)

The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference in original cost and market value of securities at the time of conversion from a partnership to a regulated investment company on May 4, 1995.

The difference between book basis and tax basis net realized losses is attributable to the difference of original cost basis of securities sold and the market value at time of conversion from a partnership to a regulated investment company of securities sold.

Note 7. Capital Loss Carryforwards

At October 31, 2005, the Fund had available for federal income tax purposes an unused capital loss carryforward of $616,306, of which $455,461 expires in 2009, $139,760 expires in 2010, and $21,085 expires in 2011.  Capital loss carryforwards are available to offset future gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

Croft Leominster Income Fund

Expense Illustration

Expense Example (Unaudited)

As a shareholder of the Croft-Leominster Income Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2005 through October 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund’s and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Croft-Leominster Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2005	October 31, 2005	May 1,2005 to October 31, 2005

Actual	$1,000.00	$1,007.47	$5.57
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,019.66	$5.60

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CROFT FUNDS CORPORATION

CROFT-LEOMINSTER INCOME FUND

ADDITIONAL INFORMATION

OCTOBER 31, 2005 (UNAUDITED)

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-746-3322.

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period, are available without charge upon request by (1) calling the Fund at (800) 746-3322 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on July 31 and January 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on November 23, 2004. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-746-3322.

1-800-746-3322

This report is provided for the general information of the shareholders of the Croft-Leominster Income Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of December 15, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Croft Funds Corporation

By /s/Kent Croft, CEO

*Kent Croft CEO

Date January 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By Kent Croft, CEO

*Kent Croft CEO

Date January 5, 2006

By Phillip Vong, Treasurer

*Phillip Vong, Treasurer

Date January 5, 2006

* Print the name and title of each signing officer under his or her signature.